UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 11, 2014

KINDRED HEALTHCARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-14057	61-1323993
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

680 South Fourth Street

Louisville, Kentucky

(Address of principal executive offices)

40202-2412

(Zip Code)

Registrant’s telephone number, including area code: (502) 596-7300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On November 11, 2014, Kindred Healthcare, Inc. (“Kindred” or the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) among Kindred, RehabCare Development 6, Inc. (“Merger Sub”), Centerre Healthcare Corporation (“Centerre”), the stockholders party thereto (the “Executing Stockholders”) and Fortis Advisors LLC, as representative for the Executing Stockholders, providing for the acquisition of Centerre by Kindred. Subject to the terms and conditions of the Merger Agreement, which has been unanimously approved by the boards of directors of Kindred, Merger Sub and Centerre, Merger Sub will be merged with and into Centerre (the “Merger”), with Centerre continuing as the surviving company in the Merger and a wholly owned subsidiary of Kindred. The purchase price shall be One Hundred Ninety-Five Million Dollars ($195,000,000), subject to certain closing and post-closing adjustments set forth in the Merger Agreement.

The Merger Agreement contains customary representations and warranties for a transaction of this type. The Merger Agreement also contains customary covenants, including among, others, covenants (i) providing for each of Centerre and its subsidiaries and affiliated joint ventures to conduct its business in the ordinary course consistent with past practice and not take certain actions without Kindred’s consent and (ii) for each of the parties to use its commercially reasonable efforts to cause the transactions contemplated by the Merger Agreement to be consummated. Additionally, the Merger Agreement provides for customary pre-closing covenants of Centerre, including covenants not to solicit proposals relating to alternative transactions or, subject to certain exceptions, enter into discussions concerning or provide information in connection with alternative transactions, covenants to call and hold a meeting of Centerre stockholders and a covenant to recommend that Centerre’s stockholders adopt the Merger Agreement, subject to applicable fiduciary duties.

Consummation of the Merger is subject to several conditions to closing, including, among others, approval of the Merger Agreement by the requisite vote of Centerre’s stockholders, regulatory approvals, consents from certain joint venture partners and certain other customary conditions to closing, including the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. In addition, the Merger Agreement also contains certain termination rights for Kindred and Centerre (including if the Merger is not consummated by March 1, 2015).

The foregoing descriptions of the Merger Agreement do not purport to be complete and are qualified in their entirety by the full text of such agreement, which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

The Merger Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about Kindred, Centerre or their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of such agreement and as of a specific date, were solely for the benefit of the parties to such agreement and as of a specific date, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to such agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations or warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in Kindred’s public disclosures.

Forward Looking Statements

Certain statements contained herein contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These forward-looking statements include, but are not limited to, statements regarding the Company’s expected future financial position, results of operations, cash flows, dividends, financing plans, business strategy, budgets, capital expenditures, competitive positions, growth opportunities, plans and objectives of management, and statements containing the words such as “anticipate,” “approximate,” “believe,” “plan,” “estimate,” “expect,” “project,” “could,” “would,” “should,” “will,” “intend,” “may,” “potential,” “upside,” and other similar expressions. Statements contained herein concerning the business outlook or future economic performance, anticipated profitability, revenues, expenses, dividends or other financial items, and product or services line growth of the Company, together with other statements that are not historical facts, are forward-looking statements that are estimates reflecting the best judgment of the Company based upon currently available information.

Such forward-looking statements are inherently uncertain, and stockholders and other potential investors must recognize that actual results may differ materially from the Company’s expectations as a result of a variety of factors, including, without limitation, those discussed below. Such forward-looking statements are based upon management’s current expectations and include known and unknown risks, uncertainties and other factors, many of which the Company is unable to predict or control, that may cause the Company’s actual results, performance or plans with respect to Centerre to differ materially from any future results, performance or plans expressed or implied by such forward-looking statements. These statements involve risks, uncertainties and other factors discussed below and detailed from time to time in the Company’s filings with the Securities and Exchange Commission.

Risks and uncertainties related to the proposed acquisition of Centerre include, but are not limited to, the risk that Centerre’s stockholders do not approve the acquisition, potential adverse reactions or changes to business relationships resulting from the announcement or completion of the acquisition, expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, uncertainties as to the timing of the acquisition, adverse effects on the Company’s stock price resulting from the announcement or completion of the acquisition, competitive responses to the announcement or completion of the acquisition, the risk that healthcare regulatory, licensure or other approvals and financing required for the consummation of the acquisition are not obtained or are obtained subject to terms and conditions that are not anticipated, costs and difficulties related to the integration of Centerre’s businesses and operations with the Company’s businesses and operations, the inability to obtain, or delays in obtaining, cost savings and synergies from the acquisition, uncertainties as to whether the completion of the acquisition or any transaction will have the accretive effect on the Company’s earnings or cash flows that it expects, unexpected costs, liabilities, charges or expenses resulting from the acquisition, litigation relating to the acquisition, the inability to retain key personnel, and any changes in general economic and/or industry-specific conditions.

In addition to the factors set forth above, other factors that may affect the Company’s plans, results or stock price are set forth in the Company’s Annual Report on Form 10-K and its reports on Forms 10-Q and 8-K.

Many of these factors are beyond the Company’s control. The Company cautions investors that any forward-looking statements made by the Company are not guarantees of future performance. The Company disclaims any obligation to update any such factors or to announce publicly the results of any revisions to any of the forward-looking statements to reflect future events or developments.

Item 7.01. Regulation FD Disclosure

On November 12, 2014, the Company issued a press release announcing the execution of the Merger Agreement. A copy of the release is attached to this report as Exhibit 99.1. Also incorporated by reference is Exhibit 99.2 attached hereto, additional investor materials being made available on November 12, 2014 in connection with the Company’s announcement of the Merger Agreement.

This information is being furnished under Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liability of such section.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit
2.1*	Agreement and Plan of Merger, dated as of November 11, 2014, among Kindred Healthcare, Inc., RehabCare Development 6, Inc., Centerre Healthcare Corporation, the stockholders party thereto and Fortis Advisors LLC.

99.1	Press Release dated November 12, 2014.

99.2	Additional Investor Materials dated November 12, 2014.

*	The Company will furnish supplementally to the SEC upon request a copy of any omitted exhibit or schedule.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kindred Healthcare, Inc.

November 12, 2014	By:	/s/ Joseph L. Landenwich
Joseph L. Landenwich
Co-General Counsel and Corporate Secretary